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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 29, 2004


                              ACE SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of ACE Securities Corp. Home Equity Loan Trust, Series 2004-SD1,
                    Asset-Backed Pass-Through Certificates)


                              ACE Securities Corp.
                              --------------------

             (Exact name of registrant as specified in its charter)

                   Delaware                               333-110039                         56-2088493
                   --------                               ----------                         ----------
         (State or Other Jurisdiction              (Commission File Number)       (I.R.S. Employer Identification
              of Incorporation)                                                               Number)

6525  Morrison  Blvd.,  Suite 318,
Charlotte, North Carolina                                    28211
-------------------------                                    -----
   (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: 704-365-0569

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01         Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


               Exhibit No.                                                Description
               -----------                                                -----------
                   4.2                     Amendment to the Pooling and Servicing  Agreement,  dated as of September
                                           1, 2004, by and among ACE Securities  Corp., as Depositor,  Ocwen Federal
                                           Bank FSB as  Servicer,  Wells Fargo Bank,  N.A.  as Master  Servicer  and
                                           Securities  Administrator  and HSBC Bank  USA,  National  Association  as
                                           Trustee  relating  to  the  Series  2004-SD1  Asset  Backed  Pass-Through
                                           Certificates.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 29, 2004


                                                 ACE SECURITIES CORP.


                                                 By: /s/ Douglas K. Johnson
                                                     ----------------------
                                                 Name:   Douglas K. Johnson
                                                 Title:  President

                                                 By: /s/ Evelyn Echevarria
                                                     ----------------------
                                                 Name:   Evelyn Echevarria
                                                 Title:  Vice President


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                                Index to Exhibits


     Exhibit No.                                Description                                    Sequentially
                                                                                              Numbered Page
         4.2           Amendment to the Pooling and Servicing Agreement,  dated as of               6
                       September  1,  2004,  by and among ACE  Securities  Corp.,  as
                       Depositor,  Ocwen  Federal Bank FSB as  Servicer,  Wells Fargo
                       Bank,  N.A. as Master  Servicer and  Securities  Administrator
                       and HSBC Bank USA,  National  Association as Trustee  relating to the Series 2004-SD1 Asset Backed Pass-Through Certificates.












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                                   EXHIBIT 4.2